Exhibit 99.1

1 Bank of Florida Corp. Investor Presentation  Raymond James Investor Meetings December 4-5, 2007  Financial Data at September 30, 2007

2 Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company’s filings with the Securities and Exchange Commission. Forward-Looking Statements

3 Mission Statement To be the “Bank of Choice” for businesses, professionals and individuals with desire for relationship-driven financial solutions. Business owners Entrepreneurs Executives Professionals (doctors, attorneys, accountants) Professional Associations Businesses Wealthy families and individuals Foundations and estates

4 Company Profile  4th largest publicly-traded bank holding company headquartered in Florida based on total assets as well as market capitalization $1.3 billion in assets Founded in Naples, Florida in 1999 13 financial centers in 7 distinct and premier Florida markets Primary focus is lending on commercial real estate properties in the $1 - $15 million range; increased attention on growing commercial and industrial lending Comprehensive suite of products and services specifically designed for business clients and wealthy individuals Integrated wealth management strategy with our Investment Management Division called -  Bank of Florida Trust Company

5 Market Deposits  Collier/Lee Counties $22.0 billion  Hillsborough/Pinellas Ctys $41.1 billion  Broward County $35.4 billion  Palm Beach County $37.9 billion  Bank of Florida markets hold more than half of Florida’s total deposits  Total Market Deposits  $212.7 billion  Miami-Dade County $76.3 billion  Florida’s Total Deposits     $373.9 billion  Source: FDIC data as of 6/30/07  Large and Diverse Markets

6 Positioned in High Growth Counties High Growth County Medium Growth County Based on Projected Economic Indicator Change ’05-’10* Low Growth County Indicates counties in which BOFL currently has branches  Indicates counties in which BOFL has expanded in 2007 *Projected Economic Indicator Change measures prospective wealth creation, using changes in population and median household income

7 The Desirable Florida Market Florida leads the nation in fastest growing job markets, with 5-year growth rate of 32.2%. (Bizjournals, September 2007) Florida leads the nation in economic vitality with 12 cities named as top performers, more than double any other state. (Moody’s Economy June 2007) Florida is one of America’s Top States for Business (CNBC, July 2007) Eleven Florida Metros named “Best Place for Business and Careers” by Forbes. (Forbes, April 2007) Florida’s total personal income remained the 4th largest in the U.S. (Bureau of Economic Analysis, March 2007) Fort Myers/Sarasota rank among top 10 hottest areas for entrepreneurs (Inc. Magazine, May 2007) Miami/Fort Lauderdale market ranked as #1 in the nation for entrepreneurial activity (BusinessWeek, May 2007) Sources: Florida Research and Economic Database, SNL, eFlorida.com Based on the latest Nationwide data...

8 Market Expansion – 2007 & 2008  2007/2008 Expansion Markets (5 Locations)  Strategic Acquisition   Old Florida Bankshares, Inc.   Completed Q2 2007 (Collier/Lee Counties) Tampa Bay Expansion   Clearwater Financial Center Q3 2007 (Pinellas County)  Key Financial Center Relocations   Downtown Fort Lauderdale High Rise Q4 2007  Coral Ridge New Facility with Drive-Through 1H 2008   Planned Expansion   Coral Gables at Merrick Way 1H 2008

9 Financial Highlights Financial Data at September 30, 2007

10 Asset Growth CAGR of 63%  56%*  in 000s CAGR to 12.31.06 (5 years) Annual Data as of December 31 *Up 26% excl. Bristol Bank and Old Florida Acquisitions 10 $1,400,000 $145,000 $223,000 $421,000 $570,000 $883,000 $850,096 $1,323,415 $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 2002 2003 2004 2005 2006 Sept. 30, 2006 Sept. 30, 2007

11 Bank Affiliates  $ in millions September 30, 2007 Total Assets : $1.32 billion  Note: Parent Company assets/eliminations not shown Southwest - Opened August 1999 (Incl. Old Florida Acquisition in April 2007) Southeast - Opened July 2002 (Incl. Miami-Dade Acquisition in August 2006 and De Novo Palm Beach County Division in November 2005) Tampa Bay - Opened November 2004 $463 $184 $690

12 Loan Growth  CAGR of 63%  58%* $ in 000s CAGR to 12.31.06 (5 years) Annual Data as of December 31 *Up 29% excl. Bristol Bank and Old Florida Acquisitions $106,000 $200,000 $326,000 $486,000 $784,000 $728,610 $1,152,263 $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 2002 2003 2004 2005 2006 Sept. 30, 2006 Sept. 30, 2007

13 Loan Mix  Total Loans $1,152,000 100% Total Commercial-Related $946,000 82% Consumer Loans $11,000 1% Home Equity/Consumer LOC $40,000 4% Residential Lending 1-4 Family $155,000 13% Commercial & Industrial $88,000 8% $189,000 16% Land (Commercial & Residential Development) Commercial Real Estate–Construction $234,000 20% Commercial Real Estate- Permanent $435,000 38% Outstandings as of Sept. 30, 2007 Loan Mix ($ in 000’s)

14 Commercial Real Estate Portfolio  No high-rise condominium participation 46% of commercial real estate loans are owner-occupied properties Data as of 9/30/07 Permanent 16% 15% 5% 4% 3% 41% Office - 41% Industrial & Warehouse - 16% Retail - 15% Hotel - 5% Multi- Family - 4% Restaurant - 3% Other - 16%

15 Com’l Real Estate Portfolio (Cont’d) 31% of commercial construction loans are owner-occupied Data as of 9/30/07 Construction 17% 22% 7% 18% 5% 4% 5% 5% 17% Office - 17% Retail - 17% Hotel - 5% Industrial & Warehouse - 4% Misc. CRE - 5% Condominium - 22% Condo Conversion - 7% Single Family-Spec. - 18% Single Family-Owner - 5%

16 Strong Asset Quality Florida peers are comprised of 5 publicly-traded commercial banks with assets greater than $400 million. Nonperforming Loans / Loans Ratios in % Annual Data as of December 31 0.75 0.17 0.20 0.16 0.25 0.49 0.07 0.09 0.18 0.02 0.24 0.65 0.20 0.00 0.15 0.30 0.45 0.60 2002 2003 2004 2005 2006 Sept. 30, 2007 Bank of Florida Corp. Florida Peers

17 Strong Asset Quality Net Charge-Offs / Average Loans Ratios in % Annual Data as of December 31 0.13 0.17 0.05 0.08 0.09 0.16 0.01 0.03 0.03 0.04 0.12 0.09 0.00 0.02 0.04 0.06 0.08 0.10 0.12 0.14 0.16 0.18 2002 2003 2004 2005 2006 LTM Sept. 30, 2007 Bank of Florida Corp. Florida Peers

18 Strong Asset Quality Loan Loss Allowance / Loans Ratios in % Annual Data as of December 31 0.97 0.95 0.85 0.90 0.86 0.78 0.86 0.95 1.00 1.02 1.17 0.97 0.00 0.20 0.40 0.60 0.80 1.00 1.20 2002 2003 2004 2005 2006 Sept. 30, 2007 Bank of Florida Corp. Florida Peers

Credit Quality in Florida (Year / Year)


NPAs/Assets (%)
Florida Community Bank
8.01%
Federal Trust Corporation
5.80%
BankAtlantic Bancorp, Inc.
2.94%
Beach Community Bancshares, Inc.
2.31%
Seacoast Banking Corporation of Florida
1.98%
Sun American Bancorp
1.61%
BankUnited Financial Corporation
1.39%
TIB Financial Corp.
1.28%
Great Florida Bank
1.18%
Capital City Bank Group, Inc.
0.58%
Bank of Florida Corporation (2)
0.45%
CenterState Banks of Florida
0.40%
Q3 2007
Q3 2006

Of the publicly traded banks and thrifts headquartered in Florida and with assets greater than $500 million:

- All have reported a significant increase in their NPA / Assets ratios when comparing 2006 to 2007
- Most have at least doubled their NPA / Assets ratio

Credit quality measures have rapidly and significantly deteriorated for these companies

Source: SNL DataSource

(1) Banks and thrifts headquartered in Florida with total assets greater than $500 million

(2) Bank of Florida NPAs equals the sum of non-accrual loans and OREO

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20 Deposit Growth $63,000 $106,000 $207,000 $301,000 $420,000 $420,000 $535,000 $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 2002 2003 2004 2005 2006 Sept. 30, 2006 Sept. 30, 2007 Core Deposits CDs $129,000 $376,000 $201,000 $660,000 $985,000 $ in 000s CAGR to 12.31.06 (5 years) Annual Data as of December 31 *Up 14% excl. Bristol Bank and Old Florida Acquisitions CAGR of 61% Core Deposit CAGR of 80% 49%* 27% Core $691,000 $495,000

21 Deposit Mix Data as of 9/30/07 10% 6% 8% 32% 14% Non-Interest Bearing 10% NOW - 6% MMA & Savings 38% CDs - Local 32% CDs - National 14% Total Deposits - $985,100

22  Growth In Top-Line Revenue $32,220 $0 $10,000 $20,000 $30,000 $40,000 2002 2003 2004 2005 2006 YTD Sept. 30, 2006 YTD Sept. 30, 2007 Noninterest Income (excl. Securities Transactions) Net Interest Income $4,250 $6,900 $11,980 $22,400 $35,400 $ in 000s CAGR to 12.31.06 (5 years) CAGR of 67% vs. 57% CAGR in Noninterest Expense 44% vs. 40 % in Noninterest Expense Top Line Revenue = Net interest income plus noninterest income (excluding net securities gains/losses) Positive Operating Leverage $21,890

23  Net Interest Margin 4.31% 4.42% 4.43% 4.60% 4.46% 4.44% 4.25% 4.10% 3.96% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 1Q 07 2Q 07 3Q 07 4.02% 4.27% 4.41% 4.50% 3.21% 3.45% 2.86% 2.50% 4.47% 7.74% 7.96% 8.01% 7.95% 7.05% 7.35% 6.71% 8.00% 8.02% Cost of Interest-Bearing Deposits Yield on Loans

24 Trust Company Growth $72,000 $131,000 $202,000 $390,000 $415,000 $381,000 $502,000 $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $ in 000s 2002 2003 2004 2005 2006 Sept. 30, 2007 Sept. 30, 2007 CAGR to 12.31.06 (5 years) Bank of Florida Trust Company Assets Under Advice CAGR of 86% 32%

25 Trust Company Client Base By Dollars of Assets Under Advice as of September 30, 2007 Opened August 2000 Assets Under Advice: $502 Million 63% 4% 18% 15% Professionals Retirees Foundations Officers/Directors

26 YTD Financial Performance 79% 2.40% 2.26% 0.32% 55% (a) $0.28 $2,319 Actual 2006 79% 3.85% 2.89% 0.43% 56% (b) $0.32 $3,713 Sept. 30, 2007 YTD Earnings per Share $0.12 86% 1.37% 1.34% 0.14% 35% $690 Actual 2005 (tax adjusted) Net Income (000s) Return on Equity Return on Tangible Equity Efficiency Ratio (excl. 1-time items) Return on Assets Asset Growth Rate per Year (a) Year ended 12/31/06; up 37% excluding Bristol Bank Acquisition (b) 12 months ended 9/30/07; up 26% excluding Bristol Bank and Old Florida Bank Acquisitions

27 Questions & Answers